SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C. 20549

                     FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)
January 16, 2003


          COMMISSION FILE NUMBER 0-9137

             U.S. GOLD CORPORATION
(Exact name of small business issuer in its charter)

Colorado                                 84-0796160
(State or other jurisdiction of     (I.R.S. Employer
incorporation or organization)          Identification No.)

    2201 Kipling Street, Suite 100,
         Lakewood, Colorado                 80215
(Address of principal executive office)   (Zip Code)

    Issuer's telephone number  (303) 238-1438

ITEM 5.  Other Events and Regulation FD Disclosure

A.  Effective January 16, 2003, U.S. Gold Corporation
(the "Corporation") amended that certain agreement effective December 6, 2002 with its President and Chief Executive Officer, William W. Reid, entitled
Conditional Agreement Not To Exercise Certain
Stock Options Under Stock Option Agreement Dated
January 20, 1999 (the "Amended Agreement") pursuant to the Corporation's Non-Qualified Stock Option and
Stock Grant Plan (the "Plan") where by William W.
Reid agreed not to exercise an aggregate 847,200 shares of Common Stock subject to that certain Stock
Option Agreement dated January 20, 1999 (the "SOA") under Plan. The amendment increased the total number of shares subject to exercise limitation by 436,700.
This Amended Agreement was necessary in order to allow the Corporation access to such number of shares of authorized but unissued shares of Common Stock otherwise reserved for issuance under the Plan and the SOA for potential sale by the Corporation to third parties in private sale transactions. The
Corporation has agreed to use its best efforts to replace the reserved shares under the Plan and the SOA subject to the Agreement to allow exercise of all shares under the SOA, or, if that were not possible, to otherwise keep William W. Reid whole in terms of the intrinsic economic value of any in-the-money stock options under the SOA subject to the limitation upon exercise by William W. Reid as provided in the Amended Agreement.

B.  Effective January 16, 2003, U.S. Gold Corporation
(the "Corporation") amended that certain agreement effective December 6, 2002 with its vice President and Chief Financial Officer, William F. Pass, entitled Conditional Agreement Not To Exercise
Certain Stock Options Under Stock Option Agreement
Dated January 20, 1999 (the "Amended Agreement") pursuant to the Corporation's Non-Qualified Stock
Option and Stock Grant Plan (the "Plan") where by
William F. Pass agreed not to exercise an aggregate
278,600 shares of Common Stock subject to that certain Stock Option Agreement dated January 20, 1999
(the "SOA") under Plan. The amendment increased the total number of shares subject to exercise limitation by 143,600. This Amended Agreement was necessary in order to allow the Corporation access to such number of shares of authorized but unissued shares of Common
Stock otherwise reserved for issuance under the Plan and the SOA for potential sale by the Corporation to third parties in private sale transactions. The
Corporation has agreed to use its best efforts to replace the reserved shares under the Plan and the SOA subject to the Agreement to allow exercise of all shares under the SOA, or, if that were not possible, to otherwise keep William F. Pass whole in terms of the intrinsic economic value of any in-the-money stock options under the SOA subject to the limitation upon exercise by William F. Pass as provided in the Amended Agreement.

C.  Effective January 16, 2003, U.S. Gold Corporation
(the "Corporation") amended that certain agreement effective December 6, 2002 with its Vice President,
David C. Reid, entitled Conditional Agreement Not To
Exercise Certain Stock Options Under Stock Option
Agreement Dated January 20, 1999 (the "Amended
Agreement") pursuant to the Corporation's Non-
Qualified Stock Option and Stock Grant Plan (the
"Plan") where by David C. Reid agreed not to exercise an aggregate 624,300 shares of Common Stock subject to that certain Stock Option Agreement dated January
20, 1999 (the "SOA") under Plan. The amendment increased the total number of shares subject to exercise limitation by 321,800. This Amended
Agreement was necessary in order to allow the Corporation access to such number of shares of authorized but unissued shares of Common Stock otherwise reserved for issuance under the Plan and the SOA for potential sale by the Corporation to third parties in private sale transactions. The
Corporation has agreed to use its best efforts to replace the reserved shares under the Plan and the SOA subject to the Agreement to allow exercise of all shares under the SOA, or, if that were not possible, to otherwise keep David C. Reid whole in terms of the intrinsic economic value of any in-the-money stock options under the SOA subject to the limitation upon exercise by David C. Reid as provided in the Amended
Agreement.

D.  Effective January 16, 2003, U.S. Gold Corporation
(the "Corporation") amended that certain agreement effective December 6, 2002 with its non-executive director, John W. Goth, entitled Conditional agreement Not To Exercise Certain Stock Options Under
Stock Option Agreement Dated January 20, 1999 (the
"Amended Agreement") pursuant to the Corporation's
Non-Qualified Stock Option and Stock Grant Plan (the
"Plan") where by John W. Goth agreed not to exercise an aggregate 189,900 shares of Common Stock subject to that certain Stock Option Agreement dated January
20, 1999 (the "SOA") under Plan. The amendment increased the total number of shares subject to exercise limitation by 97,900. This Amended agreement was necessary in order to allow the Corporation access to such number of shares of authorized but unissued shares of Common Stock otherwise reserved for issuance under the Plan and the SOA for potential sale by the Corporation to third parties in private sale transactions. The
Corporation has agreed to use its best efforts to replace the reserved shares under the Plan and the SOA subject to the Agreement to allow exercise of all shares under the SOA, or, if that were not possible, to otherwise keep John W. Goth whole in terms of the intrinsic economic value of any in-the-money stock options under the SOA subject to the limitation upon exercise by John W. Goth as provided in the Amended
Agreement.

E.  Effective January 21, 2003, the Corporation and
Resource Investment Trust Plc closed a Subscription
Agreement and Investment Agreement covering the sale of 1,000,000 shares of the Corporation's Common Stock at $.45/share for aggregate purchase price of $450,000, pursuant to Rule 902 of Regulation S under the United States Securities Act of 1933.

F. Effective January 17, 2003, Mr. Dick Nanna was appointed as a director of the Corporation by unanimous action of the Board of Directors to serve as a director until the next meeting of shareholders of the Corporation. Mr. Nanna is vice president exploration & development of Apollo Gold Corporation, an Ontario, Canadian corporation listed on the Toronto Stock Exchange (Symbol: APG:TSX). Mr. Nanna has over 25 years experience in exploration and the precious metals mining industry and was involved with Getchell Gold Corporation and the Getchell property,
Nevada, from its initial development in 1983 through the property's sale to Placer Dome in 1999.

G. The Corporation has and is actively engaged in discussions with various third parties and is evaluating various financial alternatives which could include, but are not limited to, i) joint venture transaction involving the Tonkin Springs gold project located in Eureka County, Nevada, ii) debt financing incorporating both secured and unsecured borrowings by the Corporation, iii) consideration of supporting a merger proposal of the Corporation into or alternative transaction with another public entity, or iv) any combination of the above or other transactions.

ITEM 7.  Financial Statements and Exhibits

Exhibit 10.1*  Amended Conditional Agreement Not To
Exercise Certain Stock Options Under Stock Option
Agreement Dated January 16, 1999 by and between
William W. Reid and the Corporation.

Exhibit 10.2*  Amended Conditional Agreement Not To
Exercise Certain Stock Options Under Stock Option
Agreement Dated January 16, 1999 by and between
William F. Pass and the Corporation.

Exhibit 10.3*  Amended Conditional Agreement Not To
Exercise Certain Stock Options Under Stock Option
Agreement Dated January 16, 1999 by and between
David C. Reid and the Corporation.

Exhibit 10.4*  Amended Conditional Agreement Not To
Exercise Certain Stock Options Under Stock Option
Agreement Dated January 16, 1999 by and between
John W. Goth and the Corporation.

Exhibit 10.5*  Subscription Agreement and Investment
Agreement dated effective January 16, 2003 and closed
January 21, 2003 by and between U.S. Gold Corporation and Resource Investment Trust PLC covering the purchase of 1,000,000 shares of Common Stock at $.45/share in a private transaction.

Signatures

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Gold Corporation
(Registrant)

Date: January 22, 2003  /s/ William W. Reid
                        President, Chief Executive
                        Officer and Chairman of the
                        Board of Directors

Date: January 22, 2003 /s/ William F. Pass
                       Vice President and Chief
                       Financial Officer